Exhibit 2

ATTACHMENT 1

Neither this security nor the securities into which this security is exercisable have been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933 (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which will be reasonably acceptable to the company.

This security and the securities into which this security is exercisable have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, pursuant to regulation S thereunder. This security and the securities into which this security is excercisable cannot be transferred, offered, or sold in the united states or to U.S. Persons (as that term is defined in regulation S) except pursuant to registration under the Securities Act of 1933, or pursuant to an available exemption from registration.

COMMON STOCK PURCHASE WARRANT

To purchase 250,000 shares of common stock of

BULLION RIVER GOLD CORP.

Dated: March 30, 2007

This common stock purchase warrant (the “Warrant”) certifies that, for value received, Marjorie Gorelik (the “Holder”) is entitled, pursuant to Holder's rights granted under the Note, and upon the terms and subject to the limitations on exercise and conditions hereinafter set forth, at any time on or after March 30, 2007 (the “Initial Exercise Date”) and by the close of business on March 30, 2009 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Bullion River Gold Corp., a Nevada corporation (the “Company”), up to 250,000 shares (subject to adjustment as provided herein) (the “Warrant Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant is equal to the Exercise Price, as defined in Section 2.

1. Definitions. Capitalized terms used and not otherwise defined in this Warrant have the same meanings as they have in the Agreement, Including Promissory Note (the “Note”), dated March 30, 2007, among the Company and the Holder.

2. Exercise Price. The exercise price of the Common Stock under this Warrant is $0.75, as adjusted from time to time pursuant to Section 5 hereof (the “Exercise Price”).

3. Exercise of Warrant. The Holder may exercise the purchase rights represented by this Warrant, in whole or in part, at any time and from time to time from the Initial Exercise Date to five o’clock in the afternoon, Reno time, on the Termination Date by delivering to the Company (i) a duly executed facsimile copy of the annexed Notice of Exercise, and, (ii) within 5 Trading Days of delivering the Notice of Exercise to the Company, (A) this Warrant, and (B) by wire, or cashier’s check drawn on a United States bank, the United States dollar amount equal to the number of Warrant Shares being purchased times the Exercise Price (the “Exercise Amount”).
4. Mechanics of Exercise.

4.1 Authorization of Warrant Shares. The Company will issue all Warrant Shares as duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges (other than taxes in respect of any transfer occurring contemporaneously with the issue).

4.2 Delivery of Certificates Upon Exercise. The Company’s transfer agent will deliver certificates for Warrant Shares to the Holder to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the later of (A) the Company’s receipt of the Notice of Exercise, (B) the Holder’s surrender of this Warrant, and (C) the Company’s receipt of the Exercise Amount as set out in Section 2 (“Warrant Share Delivery Date”). This Warrant is deemed to have been exercised on the date the Exercise Amount is received by the Company (“Exercise Date”); and the Warrant Shares are deemed to have been issued, and Holder is deemed to have become a holder of record of the shares for all purposes, on the Exercise Date.

4.3 Delivery of New Warrants Upon Exercise. If this Warrant is exercised in part, the Company will, when it delivers the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares, identical in all other respects with this Warrant.

4.4. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares by the Warrant Share Delivery Date, then the Holder may rescind the exercise, in addition to its other rights and remedies.

4.5 No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares may be issued upon the exercise of this Warrant. If the Holder would otherwise be entitled to fractional shares upon the exercise, the Company will pay a cash adjustment in respect of the fraction in an amount equal to the fraction multiplied by the Exercise Price.

4.6 Charges, Taxes and Expenses. The Company will issue certificates for Warrant Shares in the name of the Holder and will not charge the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of the certificate.

4.7 Closing of Books. The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant.

5. Certain Adjustments.

5.1 Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other Common Stock Equivalent (which, for avoidance of doubt, does not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Exercise Price must be multiplied by a fraction of which the numerator is the number of shares of Common Stock (excluding treasury shares, if any) outstanding before the event and of which the denominator is the number of shares of Common Stock outstanding after the event, and the number of shares issuable upon exercise of this Warrant must be proportionately adjusted by this fraction. Any adjustment made pursuant to this Section 6 is effective immediately after the record date for the determination of stockholders entitled to receive the dividend or distribution and is effective immediately after the effective date in the case of a subdivision, combination or re-classification.

5.2 Subsequent Equity Issuances. If the Company or any subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the higher of the (i) then Conversion Price and (ii) 80% of the then VWAP (such lower effective price per share, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the higher of (i) the Conversion Price or (ii) 80% of the then VWAP, as applicable, on such date of the Dilutive Issuance), then (i) the Exercise Price shall be reduced, and only reduced, to equal the Exercise Price multiplied by the Base Share Price divided by the Conversion Price of the Debenture and (ii) the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 5.2 in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5.2, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

5.3 Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company merges or consolidates with or into another Person, (ii) the Company sells all or substantially all of its assets in one or a series of related transactions, (iii) any Person completes a tender offer or exchange offer by which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company reclassifies its Common Stock or completes any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Warrant, the Holder has the right to receive, for each Warrant Share that would have been issued upon the exercise absent the Fundamental Transaction, the same consideration as the Company has given its other holders of its Common Stock for the conversion of each share of Common Stock outstanding at the time of the Fundamental Transaction (the “Alternate Consideration”).

Any successor to the Company or surviving entity in a Fundamental Transaction must issue to the Holder a new warrant consistent with the foregoing provisions with evidence of the Holder’s right to exercise the warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is completed must include terms requiring the successor or surviving entity to comply with the provisions of this Section 5.3 and insuring that this Warrant (or any replacement security) is similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

5.4 Adjustment Upon Default. The number of Warrant Shares issuable upon exercise of this Warrant shall be automatically increased by twenty-five percent (25%) upon any default occurring under the Company/Holder note dated March 30, 2007.

5.5 Calculations. All calculations under this Warrant must be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time does not include shares of Common Stock owned or held by or for the account of the Company. For the purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date is the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

5.6 Notice to Holders. If the Company makes adjustments under this Section 5, the Company will promptly mail to each Holder a notice containing a description of the event that required the adjustment. If the Company proposes any transaction that affects the rights of the holders of its Common Stock, then the Company will notify the Holder of the proposal at least twenty (20) days before the record date set for the transaction.

6. Warrant Register. The Company will register this Warrant on its warrant register and will treat the registered Holder as the absolute owner for all purposes.

7. Miscellaneous.

7.1 Transfer. This Warrant is transferable by Holder in whole or in part upon notice to the Company.

7.2 No Rights as Shareholder until Exercise Date. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company before the Exercise Date. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Company will issue the Warrant Shares to the Holder as the record owner of the Warrant Shares as of the close of business on the Exercise Date.

7.3 Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of the Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of the cancellation, in lieu of the Warrant or stock certificate.

7.4 Saturdays, Sundays, Holidays, etc. If the last date for doing anything under this Warrant falls on a Saturday, Sunday or a legal holiday, then the thing may be done on the next succeeding Trading Day.

7.5 Authorized Shares. The Company covenants that, while the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant constitutes full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that the Warrant Shares are issued as provided without a violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed or quoted. Unless waived or consented to by the Holder, the Company will not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out of all its terms and take whatever actions is necessary or appropriate to protect the rights of Holder under this Warrant from impairment.

7.6 Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant must be determined in accordance with the provisions of the Note.

7.7 Restrictions. The Holder acknowledges that the Holder’s sale or transfer of the Warrant Shares, if not registered, will be subject to restrictions upon resale imposed by state and federal securities laws.

7.8 No Waiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder operates as a waiver of the right or otherwise prejudices Holder’s rights, powers or remedies.

7.9 Notice. Any notice, request or other document required or permitted to be given or delivered by either party to the other must be delivered in accordance with the notice provisions of the Note.

7.10 Successors and Assigns. Subject to applicable securities laws, this Warrant inures to the benefit of and binds the successors and permitted assigns of the Company and the Holder.

7.11 Amendment. Any amendment of this Warrant must be in writing and signed by both the Company and the Holder.

7.12 Severability. Wherever possible, each provision of this Warrant must be interpreted under applicable law, but if any provision of this Warrant is prohibited by or invalid under applicable law, the provision is ineffective to the extent of the prohibition or invalidity, without invalidating the remaining provisions of this Warrant.

7.13 Headings. The headings used in this Warrant are for the convenience of reference only and are not, for any purpose, deemed a part of this Warrant.

In witness whereof the Company has caused this Warrant to be executed by its duly authorized officer.

Dated: March 30, 2007

BULLION RIVER GOLD CORP.
By: Peter M. Kuhn Its: President

NOTICE OF EXERCISE

To: Bullion River Gold Corp.

The undersigned hereby elects to purchase __________________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full; if exercised in part, attach a copy of the Warrant), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment will take the form of lawful money of United States.

Please deliver the Warrant Shares to the following:

Signature of Holder or authorized signatory of Holder

Name of Holder:  ______________________________________________________
Name of authorized signatory: ____________________________________________
Title of authorized signatory: _____________________________________________
Date: ____________________________